July 30, 2013

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated July 1, 2013

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved the termination of King Investment Advisors, Inc. ("King") as a subadviser to the fund.  Accordingly, the Sub-Investment Advisory Agreement between The Dreyfus Corporation and King will terminate on or before September 30, 2013 (the "Effective Date").

The fund's assets currently allocated to King will be allocated to certain of the fund's five other subadvisers.  The new target percentage of the fund's assets to be allocated to the subadvisers by the Effective Date will be approximately 25% to EAM Investors, LLC, 25% to Geneva Capital Management Ltd., 20% to Riverbridge Partners, LLC, 20% to Nicholas Investment Partners, L.P., and 10% to Cupps Capital Management, LLC.

July 30, 2013

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to the

Statement of Additional Information

dated September 1, 2012, As Revised Through

July 1, 2013

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Board of Trustees of Dreyfus Select Managers Small Cap Growth Fund (the "Fund") has approved the termination of King Investment Advisors, Inc. ("King") as a subadviser to the Fund.  The portion of the Fund's assets currently allocated to King will be allocated to certain of the Fund's five other subadvisers, prior to September 30, 2013.